SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported) December 30, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of December 30, 2003, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2003-HS4)



                Residential Funding Mortgage Securities II, Inc.
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             (Exact name of registrant as specified in its charter)

DELAWARE                          333-76246              41-1808858
--------                          ---------              ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


          Registrant's telephone number, including area code, is (952)
                    857-7000 Exhibit Index located on Page 4


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

On December 30, 2003, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan-Backed Term Notes, Series 2003-HS4, pursuant to an Indenture, dated as of December 30, 2003, between Home Equity Loan Trust 2003-HS4, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        4.3 Servicing Agreement dated as of December 30, 2003 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2003-HS4, as issuer.

        4.4 Amended and Restated Trust Agreement dated as of December 30, 2003 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.5 Indenture dated as of December 30, 2003 between Home Equity Loan Trust 2003-HS4, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

        10.1 Home Equity Loan Purchase Agreement dated as of December 30, 2003 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

        10.2 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation relating to Home Equity Loan-Backed Notes, Series 2003-HS4 relating to the Notes.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                            By:    /s/Mark White
                                   ---------------------------------
                            Name:  Mark White
                            Title: Vice President


Dated:  December 30, 2003




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                                  EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION

               4.3 Servicing Agreement dated as of December 30, 2003 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2003-HS4, as issuer.

               4.4 Amended and Restated Trust Agreement dated as of December 30, 2003 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

               4.5 Indenture dated as of December 30, 2003 between Home Equity Loan Trust 2003-HS4, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

               10.1 Home Equity Loan Purchase Agreement dated as of December 30,
                    2003 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

               10.2 Certificate   Guaranty  Insurance  Policy  issued  by  Ambac
                    Assurance Corporation relating to Home Equity Loan-Backed Notes, Series 2003-HS4 relating to the Notes.


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